Exhibit 99.1
Healthcare Realty Trust
Investor Slide Presentation
(All Information as of 12/31/05, unless otherwise specified.)
April 2006

OVERVIEW
◆ One of the largest REITs focused exclusively on healthcare with $2.0 billion in investments and commitments.
◆ 249 owned or financed properties diversified by client, location and facility type.
◆ Relationships with leading publicly-traded and not-for-profit health systems.
◆ Property management of 7.3 million square feet nationwide.

OVERVIEW
◆ Conservative investment standards based upon industry research, historical performance and prudent underwriting.
◆ Maintenance of conservative financial policies.
     — Capital structure.
     — Target payout percentage.
     — Investment return criteria.
     — Portfolio diversification.
◆ Ranked 7th overall in financial flexibility among top 84 REITs:
     — #10 Debt to Book Capitalization.
     — #10 Fixed Charge Coverage.
     — #16Interest Coverage.
◆ Management team with aligned ownership interest.
◆ Significant experience in managing, leasing and construction of healthcare facilities.

PORTFOLIO AND OPERATIONS
INVESTMENT BY FACILITY TYPE

◆	Medical Office/Outpatient	68%
◆	Skilled Nursing	9%
◆	Assisted Living	10%
◆	Inpatient Rehab	8%
◆	Other Inpatient	2%
◆	Independent Living	3%
— Information as of 12/31/05

PORTFOLIO AND OPERATIONS
MEDICAL OFFICE/OUTPATIENT OCCUPANTS* (68% Total Investments)
     By Square Footage, as a % of 12.6 Million Total Square Feet

◆ Entity Occupants of < 5.0% each		73%
— HCA	3.4%
— HLSH	0.8%
— THC	0.8%

◆ Total Inpatient		27%
*	The Medical Office/Outpatient Portfolio consists of approximately 2,500 occupants with an average square footage of approximately 3,700 feet each.
— Information as of 12/31/05

PORTFOLIO AND OPERATIONS
INPATIENT OCCUPANTS* (32% Total Investments)
     By Square Footage, as a % of 13.2 Million Total Square Feet

◆	Entity Occupants of < 5.0% each	22%

◆	HealthSouth	5%

◆	Total Outpatient	73%
*	The Inpatient Portfolio consists of approximately 18 occupants with an average square footage of approximately 191,000 feet per each.
— Information as of 12/31/05

HEALTHCARE ENVIRONMENT
◆ Growing demand for healthcare services.
           — 16% GDP, projected at 20% in 2015.
           — Aging demographics.
◆ Healthcare industry fundamentals remain stable.
           — Positive commercial pricing.
           — Moderating cost pressures offsetting lower volume.
           — Higher reimbursement in 2006.
◆ Improved operating environment for senior living facilities.
◆ Continued emphasis on outpatient and lower-cost settings.

◆ Capital needs heighten use of alternative sources of capital.

HEALTHCARE ENVIRONMENT
◆ Graphic Omitted: Inpatient Admissions per Thousand from 1955 to 2004
—Source: American Hospital Association, Hospital Statistics 2006.
◆ Graphic Omitted: Inpatient Days vs. Outpatient Visits from 1983 to 2004
—Source: American Hospital Association, Hospital Statistics 2006.
◆ Graphic Omitted: National Healthcare Spending
—Source: Centers for Medicare & Medicaid Services, Office of the Actuary, National Health Statistics Group, 2005.

HEALTHCARE ENVIRONMENT
LEGISLATIVE OUTLOOK
◆ Hospitals Set To Receive Full Market Basket Update Through 2007.
—Congressional budget included full update to acute care, skilled nursing and inpatient rehab providers in 2006; similar update expected in 2007.
—Budget bill lowered surgery/imaging payments to hospital level; extended flat payments to physicians; extended implementation of stricter rehab admission criteria.
—Even a reversion to historical trends would yield substantial acute care, SNF and rehab Medicare savings, approximately $10-$15 billion over five years, and provide adequate funding growth.
◆ SNF PPS refinement to keep aggregate payments flat in 2006.
—$1.1B in temporary funding expired on January 1, 2006, and the 3% permanent add-on was implemented on all RUG rates, better than expected.
—Full market basket update of 3.1% on October 1, 2005, offsetting refinements.
◆ Medicaid Outlook.
—State revenues improving; average 5.5% rate increase in 2006.
—Reforms on state and federal level to improve long-term viability of Medicaid as payor.
—Reforms focused on lowering Rx costs, restricting asset transfers for eligibility, and increasing state flexibility for co-pays and tiered benefits; minimal impact to hospital revenues.

HEALTHCARE ENVIRONMENT
◆ Graphic Omitted: % Change in Medicare YTY vs. $ Total Federal Surplus/(Deficit)
—Source: Congressional Budget Office, Centers for Medicare and Medicaid Services and Bank of America Securities LLC, Gary Taylor “Hospital Industry,” February 14, 2003.

HEALTHCARE ENVIRONMENT
◆ Graphic Omitted: Medicare % of GDP vs. Total Federal Surplus/(Deficit) % of GDP
—Source: Congressional Budget Office, Centers for Medicare and Medicaid Services and Bank of America Securities LLC, Gary Taylor “Hospital Industry,” February 14, 2003.

STRATEGY
INVESTMENT CRITERIA

◆ Conservative growth profile.

◆ Long-term client relationship with aligned interests paramount.
◆ Properties integral to long-term growth strategy of hospital.
◆ Operator strength, history, market position and strategy.
◆ Maintain portfolio diversity (type of property, tenant, geographic).
◆ Location, construction quality, condition and design.
◆ HR’s Internal Rate of Return exceeds its Weighted Average Cost of Capital.

STRATEGY
GROWTH PLANS

◆ Selective acquisitions to build core relationships.

◆ Large investment volume limited by rate environment.
◆ Emphasize existing portfolio performance.
◆ Property management and services opportunities.
◆ Construction/Development activity.

STRATEGY
DIVIDENDS PER SHARE*

4Q97	$0.510
1Q98	$0.515
2Q98	$0.520
3Q98	$0.525
4Q98	$0.530
1Q99	$0.535
2Q99	$0.540
3Q99	$0.545
4Q99	$0.550
1Q00	$0.555
2Q00	$0.560
3Q00	$0.565
4Q00	$0.570
1Q01	$0.575
2Q01	$0.580

3Q01	$0.585
4Q01	$0.590
1Q02	$0.595
2Q02	$0.600
3Q02	$0.605
4Q02	$0.610
1Q03	$0.615
2Q03	$0.620
3Q03	$0.625
4Q03	$0.630
1Q04	$0.635
2Q04	$0.640
3Q04	$0.645
4Q04	$0.650
1Q05	$0.655
2Q05	$0.660
3Q05	$0.660
4Q05	$0.660	$2.64	Annualized

STRATEGY
FINANCIAL OBJECTIVES
◆ Debt-to-book capital leverage.
     — Currently 46%.
     — 40-50% target.
◆ IRR > WACC
     — Terminal value = initial investment.
     — Dividend discount model.
◆ Financial flexibility.
     — Substantial use of equity.
     — Utilize targeted debt-to-book ratio.
     — Minimal use of secured debt.
◆ Target dividend payout ratio 85%-95%.
◆ Improve investment-grade debt ratings.

FINANCIAL POSITION
DEBT MATURITIES

2006	$35.6 million
2007	$6.7 million
2008	$7.2 million
2009	$7.8 million
2010	$8.4 million
2011	$299.0 million
2012	$1.4 million

2013	$1.5 million
2014	$301.8 million
2015 & After	$35.9 million

Total	$719.3 million
— Information as of 12/31/05

FINANCIAL POSITION
PEER COMPARISON
— Key Indicators

	HR	HCP	HCN	NHP
Total Debt / Recurring EBITDA (x)	4.95	5.19	5.72	5.24
Recurring EBITDA / Fixed Charges (x)	3.12	2.94	2.57	2.38
Secured Debt % Gross Assets	3.4%	5.6%	3.3%	10.7%
Total Debt + Pref. Equity % Gross Assets	37.7%	53.2%	54.7%	55.5%

	Information as of 12/31/05

Fitch Ratings	BBB	BBB+	BBB-	BBB-
Moody’s Investors Service	Baa3	Baa2	Baa3	Baa3
Standard & Poor’s	BBB-	BBB+	BBB-	BBB-
     Source: Company Reports.

SUMMARY
CREDIT STRENGTHS
◆ One of the largest REITs focused exclusively on healthcare.
◆ Strongly positioned in most stable healthcare sectors.
◆ Established, creditworthy lessees/tenants and subtenants.
◆ Geographically diverse portfolio with real estate assets owned in 27 states.
◆ Facilities essential to each healthcare provider or local community.
◆ Construction and management services that enhance investment returns and same-store growth.
◆ Predictable cash flow from lessees.
◆ Full access to capital markets (Form S-11, S-3 pro supp beginning December 1, 2006).
◆ Minimal secured debt.
◆ Conservative financial and investment policies.

HEALTHCARE REALTY TRUST
Healthcare’s Real Estate Company
The matters discussed within may contain forward-looking statements that involve risks and uncertainties. These forward-looking statements are subject to completion of the development of transactions that may materially differ from the projections and may be affected by other risks and uncertainties discussed in a 10-K filed with the SEC by Healthcare Realty Trust for the year ended
December 31, 2005. Forward-looking statements represent the Company’s judgment as of the date of this presentation and the Company’s actual results could differ materially from such forward-looking statements. The Company disclaims any obligation to update forward-looking material.